UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):                May 4, 2005

Cash America International, Inc. 401(k) Savings Plan

(Exact name of registrant as specified in its charter)

Texas	1-9733	75-2018239

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1600 West 7th Street, Fort Worth, Texas	76102

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:           (817) 335-1100

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant

(a) Previous independent registered public accounting firm for the Cash America International, Inc. sponsored 401(k) Savings Plan (the “Plan”)

(i) While PricewaterhouseCoopers LLP (“PwC”) will continue to serve as the independent registered public accounting firm for Cash America International, Inc., on May 4, 2005, the Plan dismissed PwC as its independent registered public accounting firm. The Plan’s Administrative Committee participated in and approved the decision to change the independent registered public accounting firms.

(ii) The reports of PwC on the Plan’s financial statements for the past two fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.

(iii) During the years ended December 31, 2003 and 2002 and through May 4, 2005, there have been no disagreements with PwC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of PwC would have caused them to make reference thereto in their reports on the financial statements for such years.

(iv) During the years ended December 31, 2003 and 2002 and through May 4, 2005, there have been no “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K).

(v) The Plan has requested that PwC furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. A copy of such letter, dated June 29, 2005, is filed as Exhibit 16.1 to this Form 8-K.

(b) New independent registered public accounting firm

(i) The Administrative Committee of the Plan engaged Whitley Penn (“WP”) as its new independent registered public accounting firm as of May 16, 2005, following an assessment of the cost-effectiveness of WP's proposed audit plan. During the years ended December 31, 2003 and 2002, and through May 16, 2005, the Plan has not consulted with WP regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Plan’s financial statements, and neither a written report was provided to the Plan nor oral advice was provided that WP concluded was an important factor considered by the Plan in reaching a decision as to any accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event, as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits

     (c) Exhibits.

          16.1      Letter from PricewaterhouseCoopers LLP dated June 29, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the undersigned member of the Administrative Committee has duly caused this report to be signed on behalf of the Cash America International, Inc. 401(k) Savings Plan by the undersigned thereunto duly authorized.

CASH AMERICA INTERNATIONAL, INC. 401(k) SAVINGS PLAN

Date: June 29, 2005	By:	/s/ Robert D. Brockman
Robert D. Brockman
Cash America International, Inc. 401(k) Savings Plan Administrative Committee

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